SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 19, 2002


                                  METROBANCORP
                                  ------------
             (Exact name of Registrant as specified in its charter)


          Indiana                      000-23790                35-1712167
          -------                      ---------                ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


10333 North Meridian Street, Suite 111, Indianapolis, Indiana      46290
-------------------------------------------------------------      -----
(Address of Principal Executive Offices)                          Zip Code



                                 (317) 573-2400
              ---------------------------------------------------
              Registrant's telephone number, including area code)

Item 5.           Other Events

          Attached as Exhibit 99.1 is a copy of a press release relating to the approval by the shareholders of MetroBanCorp of the Agreement and Plan of Merger, dated as of September 4, 2002, by and among MetroBanCorp, MetroBank, First Indiana Corporation, FIC Acquisition Corp., and First Indiana Bank, National Association.

Item 7.           Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

         Exhibit No.       Description

99.1     Press Release, dated December 23, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       METROBANCORP
                                       (Registrant)


         Date: December 23, 2002       By: /s/ Charles V. Turean
                                           ------------------------------------
                                           Charles V. Turean, Executive Vice
                                           President  & Chief Financial Officer


                                INDEX TO EXHIBITS


         Exhibit No.       Description

             99.1          Press Release, dated December 23, 2002.



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